THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL A
GROUP IMMEDIATE VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED MARCH 17, 2011
TO PROSPECTUS DATED MAY 3, 2010, AS SUPPLEMENTED

          The United States Life Insurance Company in the City of New York ("USL") is amending its group immediate variable annuity contract ("Contract") prospectus for the purposes of providing you with (i) the information that sales of your Contract have ceased and (ii) notice that certain information will be mailed to you as required.

          USL no longer sells your Contract.  However, all of your rights under your Contract, as described in your January 3, 2011 prospectus, remain in effect, as well as USL's obligations and commitments under your Contract.  If you need an additional copy of the most current prospectus, please call us at 1-877-299-1724.  In addition, as required, USL will mail to you, on a periodic basis, (i) information about the funds you are invested in, (ii) confirmations of owner transactions as well as an annual statement and (iii) financial statements of USL and the Separate Account.

          Effective December 31, 2010, American International Life Assurance Company of New York ("AI Life"), an affiliate of USL, merged with and into USL ("Merger").  Due to the Merger, the USL financials, that will be mailed to you in 2011, will be consolidated pooled audited financials reflecting the Merger of AI Life into USL.